Exhibit 99.1               Pro Forma Financial Statements

Introduction

Effective April 4, 2003 and pursuant to that certain Agreement and Plan of Merger (the "Agreement") of the same date by and among Modern MFG Services, Inc., a Nevada Corporation (the "Modern MFG"), Modern Acquisition, Inc., a Washington corporation ("Acquisition"), and Integrated Maritime Platforms International, Inc., a Washington corporation ("Integrated"), Acquisition merged into Integrated and Integrated became a wholly-owned subsidiary of Modern MFG. In connection with the consummation of the Agreement, Integrated shareholders acquired four million (4,000,000) shares of Modern MFG's common stock in exchange for four hundred thousand (400,000) shares of Integrated's common stock. Modern MFG did not acquire any assets as a result of this transaction. Modern MFG will close its offices and relocate to the offices at Integrated located at 9119 Ridgetop Boulevard, Suite 360, Silverdale, Washington 98383.

Summarized pro forma results of operations for the year ended June 30, 2002 are presented below to show the affect of the acquisition as if it had occurred as of the beginning of the period presented:


                                                                   Integrated
                                                                   Maritime
                                                                   Platforms
                                                 Radix             International
                                                 Marine, Inc.      Inc.                Adjustments              Combined
                                                ------------       -------------     ---------------         --------------
Cash and cash equivalents                       $      3,461       $          --     $                       $        3,461
Property, Plant and Equipment                            222                  --                                        222
Contract, net of accumulated amortization
  of $0                                                   --             750,000                                    750,000
Goodwill                                                  --                  --             556,294  (C)           556,294
                                                ------------       -------------                             --------------
TOTAL ASSETS                                    $      3,683       $     750,000                             $    1,309,977
                                                ============       =============                             ==============

Book overdraft                                  $        --        $         133     $                       $          133
Accounts payable and accrued expenses,
 Including $6,250 to a related party                 356,934              25,516                                    382,450
Notes payable - related parties                      430,659             764,640                                  1,195,299
Payable to others                                    259,148                  --                                    259,148

Common stock, no par value                               --                  608                (608) (A)                --
Common stock, $0.001 par value                        13,733                  --               4,005  (B)            17,738
Additional paid in capital                           237,181                  --                 608  (A)
                                                                                              (4,005) (B)

                                                                                             556,294  (C)           790,078
Accumulated deficit                               (1,293,972)            (40,897)
                                                ------------       -------------                             --------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT     $      3,683       $     750,000                             $    1,309,977
                                                ============       =============                             ==============




NOTES TO 6/30/02 PRO-FORMA BALANCE SHEET

(A)  To eliminate common stock of Integrated Maritime Platforms
(B) To record issuance of shares by Radix Marine to acquire Integrated Maritime Platforms (4,005,075 shares at $0.13 per share, the fair market value of Radix Marine's common stock on the acquisition date of April 4, 2003)
(C)  To record goodwill related to the acquisition of Integrated Maritime
     Platforms

                                      Radix              Integrated
                                      Marine, Inc.        Platforms      Adjustments     Combined
                                     ------------       ------------    -------------  ------------
Revenues                             $        175       $       --                     $        175

Direct costs                                  --                --                             --
                                     ------------       ------------                   ------------
Gross profit                                  175               --                              175

Selling, General and
 Administrative                           265,749             40,897                        306,646
Loss on abandonment of web site           460,515               --                          460,515
Research and development
 expense                                   15,780               --                          155,902
Interest expense                              224               --                           16,177
                                     ------------       ------------                   ------------
Loss from operations before
 Extraordinary item                      (742,093)           (40,897)                      (782,990)

Extraordinary item
Gain on extinguishment of debt            177,277               --                          177,277

Net loss                             $   (564,816)      $    (40,897)                  $   (605,713)
                                     ============       ============                   ============
Basic and diluted loss per
 Share:
Loss before extraordinary item       $      (0.06)      $      (0.67)
Extraordinary item                   $      (0.01)      $       --
Net loss                             $      (0.05)      $      (0.67)
                                     ============       ============

Weighted-average number of
 Shares outstanding                    13,161,385             60,750
                                     ============       ============

Summarized pro forma results of operations for the nine months ended March 31, 2003 are presented below to show the affect of the acquisition as if it had occurred as of the beginning of the period presented:



                                                                   Integrated
                                                                   Maritime
                                                                   Platforms
                                                 Radix             International
                                                 Marine, Inc.      Inc.             Adjustments         Combined
                                                ------------       -------------    -----------        -----------
                                                 (unaudited)       (unaudited)
Cash and cash equivalents                       $        --        $         --     $                  $        --
Accounts receivable                                      --              29,506                             29,506
Prepaid expenses and other current assets                --               7,395                              7,395
Property, Plant and Equipment                            927              4,392                              5,319
Contract, net of accumulated amortization
  of $16,255                                             --             733,745                            733,745
Goodwill                                                 --                  --     855,090  (C)           855,090
                                                ------------       ------------                        -----------
TOTAL ASSETS                                    $        927       $    781,358                        $ 1,631,055
                                                ============       ============                        ===========

Book overdraft                                        27,964                400                             28,364
Accounts payable and accrued expenses,
 Including $6,250 to a related party                 605,930             94,314                            700,244
Notes payable - related parties                      548,801          1,005,729                          1,554,530
Convertible notes payable                               --               20,000                             20,000
Payable to others                                    272,148                --                             272,148

Common stock, $0.001 par value                        25,399                --        4,005  (B)            29,404
Common stock, no par value                              --                4,001      (4,001) (A)               --
Additional paid in capital                           792,858                --        4,001  (A)
                                                                                     (4,005) (B)
                                                                                    855,090  (C)         1,647,944
Accumulated deficit                               (2,272,173)          (343,086)
                                                ------------       -------------                       ------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT     $        927       $    781,358                        $ 1,631,055
                                                ============       =============                       ============


NOTES TO 3/31/03 PRO-FORMA BALANCE SHEET

(A)  To eliminate common stock of Integrated Maritime Platforms
(B) To record issuance of shares by Radix Marine to acquire Integrated Maritime Platforms (4,005,075 shares at $0.13 per share, the fair market value of Radix Marine's common stock on the acquisition date of April 4, 2003)
(C)  To record goodwill related to the acquisition of Integrated Maritime
     Platforms

                                 Radix             Integrated
                                 Marine, Inc.       Platforms       Adjustments    Combined
                                ------------       ------------    -------------  -----------
                                 (unaudited)       (unaudited)


Revenues                        $        --        $    133,045                   $    133,045

Direct costs                             --              72,130                         72,130
                                                   ------------                   ------------
Gross profit                             --              60,915                         60,915

Selling, General and
 Administrative                      978,201            196,281                      1,174,482
Research and development
 expense                                 --             148,695                        148,695
Interest expense                         --              18,128                         18,128
                                                   ------------                   ------------
Net loss                        $   (978,201)      $   (302,189)                  $ (1,280,390)
                                ============       ============                   ============
Basic and diluted loss per
 Share:

Net loss                        $      (0.05)      $      (0.76)
                                ============       ============
Weighted-average number of
 shares outstanding               18,165,086            400,075
                                ============       ============

